UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI (State or other jurisdiction of incorporation)	000-26020 (Commission File No.)	43-1641533 (IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices)

561-805-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events

On November 30, 2005, Applied Digital Solutions, Inc. (the “Company”) extended the maturity of its $5,350,454 Senior Unsecured Notes (the “Notes”) issued on June 10, 2005 to two institutional investors, Satellite Strategic Finance Partners, LTD and Satellite Strategic Associates, LLC. As previously reported, pursuant to the terms of the Notes, the Company had an option to extend the maturity of the Notes. The Company exercised such option and the maturity of the Notes has been extended from December 10, 2005 to March 10, 2006. See the Company’s Current Report on Form 8-K filed on June 10, 2005 for a further description of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Digital Solutions, Inc.
(Registrant)

Date: December 2, 2005	By: /s/ Lorraine M. Breece
Lorraine M. Breece
Vice President and Chief Accounting Officer